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                                                                Exhibit No. 21.1

                             COGENTRIX ENERGY, INC.
                                  SUBSIDIARIES

Cogentrix Energy, Inc. (NC)
     Cogentrix Delaware Holdings, Inc. (DE)
          Cogentrix Holdings Corporation (NC)
               Cogentrix, Inc. (NC)
                    Cogentrix Eastern Carolina Corporation (NC)
                    Cogentrix of North Carolina Holdings, Inc. (NC)
                         Cogentrix of North Carolina, Inc. (NC)
                         Roxboro/Southport I, Inc. (NC)
                              Roxboro/Southport II, Inc. (NC)
                                   Roxboro/Southport General
                                     Partnership (NC)*
                    Cogentrix of Virginia, Inc. (VA)
                    Cogentrix Virginia Leasing Corporation (NC)
               Cogentrix of Richmond, Inc. (NC)
               Cogentrix of Rocky Mount, Inc. (NC)
                    Cogentrix of Pennsylvania, Inc. (DE)
                    ReUse Technology, Inc. (NC)
                      (doing business as RT Soil Sciences)
                    Cogentrix - Mexico, Inc. (NC)
                         Cogeneracion Mexicana, S.A. de C.V. (Mexico)
                    CI Properties, Inc. (NC)
                    Cogentrix of Asia Pte Ltd. (Singapore)
          Cogentrix of Latin America, Inc. (NC)
          Cogentrix of Vancouver, Inc. (NC)
          Cogentrix of Rathdrum I, Inc. (NC)
               Rathdrum Power, LLC (DE)
          Cogentrix of Rathdrum II, Inc. (NC)
               Rathdrum Generation Partners Limited Partnership (DE)* Cogentrix of Birchwood I, Inc. (DE)
          Cogentrix of Birchwood II, Inc. (DE)
               Cogentrix/Birchwood One Partners (DE)*
                    Cogentrix/Birchwood Two, L.P. (DE)*
          Cogentrix Energy Power Marketing, Inc. (NC)
          Cogentrix of Fort Davis I, Inc. (DE)
          Cogentrix Greenhouse Investments, Inc. (DE)
          Cogentrix of Pocono, Inc. (DE)
          Cogentrix of Marfa, Inc. (DE)
          Cogentrix of Buffalo, Inc. (DE)
          Arcanum, Inc. (DE)

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          Cogentrix Eastern America, Inc. (DE)
               Cogentrix/Logan, Inc. (DE)
               Cogentrix/Northampton, Inc. (DE)
               Cogentrix/Carneys Point, Inc. (DE)
               Cogentrix/Scrubgrass, Inc. (DE)
               Palm Power Corporation (DE)
               Cedar Power Corporation (DE)
               Hickory Power Corporation (DE)
               Birch Power Corporation (PA)
               Panther Creek Leasing, Inc. (DE)
          Cogentrix Mid-America, Inc. (DE)
               FloriCulture, Inc. (DE)
               Cogentrix Cottage Grove, LLC (DE)
                    LSP-Cottage Grove, Inc. (DE)
                    LSP-Cottage Grove, LP (DE)*
                         LS Power Funding Corporation (DE)
               Cogentrix Whitewater, LLC (DE)
                    LSP-Whitewater I, Inc. (DE)
                    LSP-Whitewater Limited Partnership (DE)*
                         LS Power Funding Corporation (DE)
          Cogentrix/Batesville Holdings, Inc. (DE)
               Cogentrix/Batesville, Inc. (DE)
               Cogentrix Batesville Operations, LLC (DE)
               Cogentrix/Batesville, LLC (DE)
                    LSP-Batesville Holdings, LLC (DE)
                         LSP Batesville Funding Corporation (DE)
                         LSP Energy, Inc. (DE)
                         LSP Energy Limited Partnership (DE)*
     Cogentrix International Holdings, Inc. (DE)
          Cogentrix International, Ltd. (Grand Cayman)
               La Compania de Electricidad de San Pedro de Macoris
                      (Grand Cayman)
               Cogera Cogeracao e Comercializacao de Energia Ltda.
                      (Brazil)
          Cogentrix of Brazil, Inc. (DE)
               Cogentrix do Brasil Ltda. (Brazil)
          Cogentrix International Holdings, BV (Netherlands)
               Cogentrix Mauritius Company (Mauritius)
               Yellow Sea Cogeneration Company (Mauritius)
          Liberty Power/Cogentrix Bolivia, Inc. (DE)

(PARTNERSHIPS DENOTED BY ASTERISK)